UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported) – October 30, 2003

US Oncology, Inc.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0-26190	84-1213501
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

16825 Northchase Drive, Suite 1300

Houston, Texas 77060

(Address of principal executive offices including zip code)

(832) 601-8766

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit

99.1	Press Release of US Oncology, Inc. dated October 30, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 30, 2003, US Oncology, Inc. issued a press release announcing its earnings for the third quarter of fiscal year 2003. A copy of the press release is furnished herewith as an exhibit.

The information in this report and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to the Securities and Exchange Commission (“SEC”), but shall be not deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or of Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this report and the attached exhibit shall not be incorporated by reference into any filing of US Oncology, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

EXHIBIT INDEX

Exhibit Number	Title

99.1	Press release dated October 30, 2003 by US Oncology, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Oncology, Inc.

By:	/s/ Bruce D. Broussard

Bruce D. Broussard. Chief Financial Officer

Date: October 30, 2003